UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 31, 2007

INTERNATIONAL MONETARY SYSTEMS, LTD.
(Exact Name of Registrant as Specified in Charter)

WISCONSIN	000-30853	39-1924096
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16901 West Glendale Drive New Berlin, Wisconsin	53151
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 262-780-3640

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d- 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e- 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

International Monetary Systems, Ltd.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

 The information required to be disclosed in this Item 1.01 is incorporated herein by reference from Item 3.02.

ITEM 3.02   UNREGISTERED SALES (CONVERSION) OF EQUITY SECURITIES

On August 31, 2007 two private investors holding convertible notes in the amount of $300,000 have completed their conversion to equity. They will receive a total of 1,000,000 shares ($.30 per share) of the company’s common stock, par value $0.001 per share, in exchange for the notes.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

 (c)  Exhibits.

 99.1    Press Release dated September 6, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

International Monetary Systems, Ltd.
(Registrant)

Date: September 4, 2007	By: /S/ Danny W Weibling Danny W Weibling Chief Financial Officer and Treasurer